UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
March 29, 2007
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50989 (Commission File Number)	33-0849123 (IRS Employer Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 4.2
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01 Entry into a Material Definitive Agreement.
On March 29, 2007, Local.com Corporation (“the Registrant”) entered into Amendment No. 1 to the Purchase Agreement dated February 22, 2007 by and among the Registrant, Hearst Communication Inc., SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P. and SRB Greenway Offshore Operating Fund, L.P. (collectively the “Investors”) whereby the exercise date of the warrants issued to the Investors was amended to be the six month anniversary of the closing date (February 23, 2007) of the Purchase Agreement.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On April 2, 2007, the Registrant received a Nasdaq Staff Deficiency Letter (the “Letter”) indicating that the Registrant failed to comply with shareholder approval requirements for continued listing set forth in Marketplace Rule 4350(i)(1)(D) (the “Rule”).
Nasdaq verbally notified the Registrant of such noncompliance on February 27, 2007. In response to the verbal notification, the Registrant took action to cure the deficiency by entering into Amendment No. 1 to the Purchase Agreement (see Item 1.01).
Consequently, the Letter confirms that, subject to the public announcement requirements of Nasdaq Marketplace Rule 4803(a), the Registrant has regained compliance with the Rule and the matter is now closed.
A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit 4.1*	Purchase Agreement dated February 22, 2007 by and among the Registrant, Hearst Communication Inc., SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P. and SRB Greenway Offshore Operating Fund, L.P.

Exhibit 4.2	Amendment No. 1 to Purchase Agreement dated March 29, 2007 by and among Registrant, Hearst Communication Inc., SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P. and SRB Greenway Offshore Operating Fund, L.P.

Exhibit 99.1*	Press release dated February 23, 2007

Exhibit 99.2	Letter from Nasdaq dated April 2, 2007

Exhibit 99.3	Press release dated April 4, 2007
* — Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 26, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: April 4, 2007	By:	/s/ Douglas S. Norman
Douglas S. Norman
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description
4.1*	Purchase Agreement dated February 22, 2007 by and among the Registrant, Hearst Communication Inc., SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P. and SRB Greenway Offshore Operating Fund, L.P.
4.2	Amendment No. 1 to Purchase Agreement dated March 29, 2007 by and among Registrant, Hearst Communication Inc., SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P. and SRB Greenway Offshore Operating Fund, L.P.
99.1*	Press release dated February 23, 2007
99.2	Letter from Nasdaq dated April 2, 2007
99.3	Press release dated April 4, 2007

* - Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 26, 2007.